Exhibit 10.1

EIGHTH AMENDMENT TO CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 16, 2020, by and among CONDOR HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership (“Borrower”), the undersigned parties to this Amendment executing as “Guarantors” (hereinafter referred to individually as “Guarantor” and collectively as “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), THE HUNTINGTON NATIONAL BANK (“Huntington”), BMO HARRIS BANK N.A. (“BMO”; KeyBank, Huntington and BMO collectively, the “Lenders”), and KeyBank as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Agent, KeyBank and the lenders party thereto are parties to that certain Credit Agreement dated as of March 1, 2017, as amended by that certain First Amendment to Credit Agreement and Other Loan Documents dated as of May 11, 2017 (the “First Amendment”), as amended by that certain Second Amendment to Credit Agreement dated as of December 13, 2017 (the “Second Amendment”), as amended by that certain Third Amendment to Credit Agreement dated as of March 8, 2019 (the “Third Amendment”), as amended by that certain Fourth Amendment to Credit Agreement dated as of May 3, 2019 (the “Fourth Amendment”), as amended by that certain Fifth Amendment to Credit Agreement dated as of August 9, 2019 (the “Fifth Amendment”), as amended by that certain Sixth Amendment to Credit Agreement and Other Loan Documents dated as of March 30, 2020 (the “Sixth Amendment”), and as amended by that certain Seventh Amendment to Credit Agreement and Other Loan Documents dated as of May 13, 2020 (the “Seventh Amendment”) (such Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and the Seventh Amendment, may be further varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”);

WHEREAS, certain of the Guarantors executed and delivered to Agent that certain Unconditional Guaranty of Payment and Performance dated as of March 1, 2017, as amended by the First Amendment, the Sixth Amendment and the Seventh Amendment (as such Guaranty, as amended by the First Amendment, the Sixth Amendment and the Seventh Amendment, may be further varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Guaranty”);

WHEREAS, Borrower and certain of the Guarantors executed and delivered to Agent that certain Cash Collateral Account Agreement dated as of March 1, 2017, as amended by that certain First Amendment to Cash Collateral Account Agreement dated as of March 24, 2017, as amended by the First Amendment, as amended by that certain Second Amendment to Cash Collateral Account Agreement dated as of June 21, 2017, as amended by that certain Third Amendment to Cash Collateral Account Agreement dated as of August 31, 2017, as amended by that certain Fourth Amendment to Cash Collateral Account Agreement dated as of January 17, 2018, and as amended by that certain Fifth Amendment to Cash Collateral Account Agreement dated as of February 21, 2018, as amended by the Sixth Amendment, and as amended by the Sixth Amendment to Cash Collateral Account Agreement dated as of May 13, 2020 (as the same may be further varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Cash Collateral Agreement”);

WHEREAS, CDOR TLH Magnolia, LLC, TRS TLH Magnolia, LLC, CDOR LEX Lowry, LLC, TRS LEX Lowry, LLC, CDOR AUS Louis, LLC and TRS AUS Louis, LLC have become a party to the Guaranty and the Cash Collateral Agreement pursuant to that certain Joinder Agreement dated March 24, 2017; and

WHEREAS CDOR MCO Village, LLC and TRS MCO Village, LLC have become a party to the Guaranty and the Cash Collateral Agreement pursuant to that certain Joinder Agreement dated June 21, 2017; and

WHEREAS, CDOR ELP Edge, LLC, TRS ELP Edge, LLC, CDOR AUS Casey, LLC and TRS AUS Casey, LLC have become a party to the Guaranty and the Cash Collateral Agreement pursuant to that certain Joinder Agreement dated August 31, 2017; and

WHEREAS, CDOR AUS Tech, LLC and TRS AUS Tech, LLC have become a party to the Guaranty and the Cash Collateral Agreement pursuant to that certain Joinder Agreement dated January 17, 2018; and

WHEREAS, CDOR CHS Holiday, LLC and TRS CHS Holiday, LLC have become a party to the Guaranty and the Cash Collateral Agreement pursuant to that certain Joinder Agreement dated February 21, 2018; and

WHEREAS, Spring Street Hotel Property LLC and Spring Street Hotel OPCO LLC have become a party to the Guaranty and the Cash Collateral Agreement pursuant to that certain Joinder Agreement dated May 13, 2020; and

WHEREAS, the Borrower and the Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement, and Agent and the undersigned Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.    Definitions.  Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement.

2.    Modifications of the Credit Agreement.  The Borrower, Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:

(a)    By deleting in its entirety §9.1 of the Credit Agreement and inserting in lieu thereof the following:

“§9.1    Debt Yield.  Commencing November 30, 2020 and continuing thereafter, the Debt Yield shall at all times be greater than ten percent (10%).”

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(b)    By deleting in its entirety §9.5 of the Credit Agreement, and inserting in lieu thereof the following:

“§9.5 Adjusted Consolidated EBITDA to Fixed Charges.  The Borrower will not at any time permit the ratio of Adjusted Consolidated EBITDA determined for the most recently ended four (4) fiscal quarters to Fixed Charges determined for the most recently ended four (4) fiscal quarters to be less than the following.

For the Period:	Ratio
Commencing November 30, 2020 and continuing thereafter	1.50 to 1

For the purposes of determining compliance with this §9.5, commencing upon November 30, 2020, the Consolidated EBITDA and Fixed Charges shall be calculated (i) [reserved], (ii) for the fiscal quarter ending December 31, 2020, by multiplying the Consolidated EBITDA and Fixed Charges for the period from July 1, 2020 through and including December 31, 2020, by two (2), (iii) for the fiscal quarter ending March 31, 2021, by multiplying the Consolidated EBITDA and Fixed Charges for the period from July 1, 2020 through and including March 31, 2021, by one and one-third (1.33), and (iv) for each calendar quarter thereafter, Consolidated EBITDA and Fixed Charges shall be calculated for the prior four (4) consecutive fiscal quarters most recently ended.

3.    References to Credit Agreement.  All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.

4.    Consent of Guarantors.  By execution of this Amendment, Guarantors  hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein and the execution and delivery of and any other agreements contemplated hereby, and Borrower and Guarantors hereby acknowledge, represent and agree that the Credit Agreement, as modified and amended herein, and the other Loan Documents, as the same may be modified in connection with this Amendment, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.

5.    Representations.  Borrower and Guarantors represent and warrant to Agent and the Lenders as follows as of the date of this Amendment:

(a)    Authorization.  The execution, delivery and performance by the Borrower and the Guarantors of this Amendment and any other agreements contemplated hereby and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, operating agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument

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binding upon, any of such Persons or any of its properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons other than the liens and encumbrances in favor of the Agent contemplated by this Amendment and the other Loan Documents, and (vi) do not require any approval or consent of any Person other than those already obtained and delivered to the Agent.

(b)    Enforceability.  This Amendment and each other document executed and delivered in connection with this Amendment are the valid and legally binding obligations of Borrower and Guarantors, enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c)    Approvals.  The execution, delivery and performance by the Borrower and the Guarantors of this Amendment and any other agreements contemplated hereby and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained.

(d)    Reaffirmation.  Each of the representations and warranties made by or on behalf of Borrower, Guarantors or any of their respective Subsidiaries contained in this Amendment, the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment are true in all material respects as of the date as of which they were made and are true in all material respects as of the date hereof, with the same effect as if made at and as of that time, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date).

(e)    No Default.  By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents immediately after the execution and delivery of this Amendment and the other documents executed in connection herewith, and that no Default or Event of Default has occurred and is continuing.

6.    Waiver of Claims.  Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or Letters of Credit or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

7.    Ratification.  Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement and the other Loan Documents.  Nothing in this Amendment or any other document executed in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness

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evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty).  This Amendment shall constitute a Loan Document.

8.    Counterparts.  This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

9.    Miscellaneous.  THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

10.    Amendments of Other Loan Documents.  The Lenders authorized Agent to execute and deliver amendments to the other Loan Documents as Agent deems appropriate contemporaneously with the execution and delivery of this Amendment.

11.    Effective Date.  This Amendment shall be deemed effective and in full force and effect (the “Effective Date”) upon confirmation by the Agent of the satisfaction of the following conditions:

(a)    the execution and delivery of this Amendment by Borrower, Guarantors, Agent, and the Lenders;

(b)    Borrower shall have paid to Agent for the pro rata account of all of the  Lenders in accordance with their respective Commitments a fee in an amount equal to thirty (30) basis points on the Total Commitment in effect on October 1, 2020 (which fee was payable on October 1, 2020);

(c)    receipt by Agent of such other consents, resolutions, certificates, documents, instruments, amendments to Loan Documents and agreements as the Agent may reasonably request; and

(d)    the Borrower shall have paid the reasonable fees and expenses of Agent in connection with this Amendment and the transactions contemplated hereby.

12.    Amendment as a Loan Document.  The Amendment shall constitute a Loan Document.

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IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment under seal as of the day and year first above written.

BORROWER:

CONDOR HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership

By:    Condor Hospitality REIT Trust, a Maryland real estate investment trust, its general partner

By: /s/ Jill Burger
Name: Jill Burger
Title: Vice President

GUARANTORS:
CONDOR HOSPITALITY REIT TRUST, a Maryland real estate investment trust By: /s/ Jill Burger Name: Jill Burger Title: Vice President
CONDOR HOSPITALITY TRUST, INC., a Maryland corporation By: /s/ Jill Burger Name: Jill Burger Title: Interim Chief Financial Officer
TRS LEASING, INC., a Virginia corporation By: /s/ Jill Burger Name: Jill Burger Title: Vice President

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Signature Page to Eighth Amendment to Credit Agreement - KeyBank/Condor

CDOR AUS LOUIS, LLC, a Delaware limited liability company By: /s/ Jill Burger Name: Jill Burger Title: Vice President
CDOR LEX LOWRY, LLC, a Delaware limited liability company By: /s/ Jill Burger Name: Jill Burger Title: Vice President
CDOR TLH MAGNOLIA, LLC, a Delaware limited liability company By: /s/ Jill Burger Name: Jill Burger Title: Vice President
TRS AUS LOUIS, LLC, a Delaware limited liability company By: /s/ Jill Burger Name: Jill Burger Title: Vice President
TRS LEX LOWRY, LLC, a Delaware limited liability company By: /s/ Jill Burger Name: Jill Burger Title: Vice President
TRS TLH MAGNOLIA, LLC, a Delaware limited liability company By: /s/ Jill Burger Name: Jill Burger Title: Vice President

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Signature Page to Eighth Amendment to Credit Agreement - KeyBank/Condor

CDOR MCO VILLAGE, LLC, a Delaware limited liability company By: /s/ Jill Burger Name: Jill Burger Title: Vice President
TRS MCO VILLAGE, LLC, a Delaware limited liability company By: /s/ Jill Burger Name: Jill Burger Title: Vice President
CDOR ELP EDGE, LLC, a Delaware limited liability company By: /s/ Jill Burger Name: Jill Burger Title: Vice President
TRS ELP EDGE, LLC, a Delaware limited liability company By: /s/ Jill Burger Name: Jill Burger Title: Vice President
CDOR AUS CASEY, LLC, a Delaware limited liability company By: /s/ Jill Burger Name: Jill Burger Title: Vice President
TRS AUS CASEY, LLC, a Delaware limited liability company By: /s/ Jill Burger Name: Jill Burger Title: Vice President

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Signature Page to Eighth Amendment to Credit Agreement - KeyBank/Condor

CDOR AUS TECH, LLC, a Delaware limited liability company By: /s/ Jill Burger Name: Jill Burger Title: Vice President
TRS AUS TECH, LLC, a Delaware limited liability company By: /s/ Jill Burger Name: Jill Burger Title: Vice President
CDOR CHS HOLIDAY, LLC, a Delaware limited liability company By: /s/ Jill Burger Name: Jill Burger Title: Vice President
TRS CHS HOLIDAY, LLC, a Delaware limited liability company By: /s/ Jill Burger Name: Jill Burger Title: Vice President

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Signature Page to Eighth Amendment to Credit Agreement - KeyBank/Condor

SPPR-DOWELL, LLC, a Delaware limited liability company By: SPPR-Dowell Holdings, Inc., a Delaware corporation, its manager By: /s/ Jill Burger Name: Jill Burger Title: Vice President

SPPR-DOWELL TRS SUBSIDIARY, LLC, a Delaware limited liability company

By:  Condor Hospitality REIT Trust, a Maryland real estate investment trust, its manager

By: /s/ Jill Burger
Name: Jill Burger
Title: Vice President

SPPR-DOWELL HOLDINGS, INC., a Delaware corporation

By: /s/ Jill Burger
Name: Jill Burger
Title: Vice President

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Signature Page to Eighth Amendment to Credit Agreement - KeyBank/Condor

SPRING STREET HOTEL PROPERTY LLC, a Delaware limited liability company

By: /s/ Jill Burger
Name: Jill Burger
Title: Vice President

SPRING STREET HOTEL OPCO LLC, a Delaware limited liability company

By: /s/ Jill Burger
Name: Jill Burger
Title: Vice President

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Signature Page to Eighth Amendment to Credit Agreement - KeyBank/Condor

LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually and as Agent

By: /s/ Thomas Z. Schmitt
Name: Thomas Z. Schmitt
Title: Assistant Vice President

THE HUNTINGTON NATIONAL BANK

By: /s/ Rebecca Stirnkorb
Name: Rebecca Stirnkorb
Title: Assistant Vice President

BMO HARRIS BANK N.A.

By: /s/ Gwendolyn Gatz
Name: Gwendolyn Gatz
Title: Director

Signature Page to Eighth Amendment to Credit Agreement - KeyBank/Condor